Investment Adviser
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors                                     Quarterly Report
      Raymond A. Mason, Chairman                       December 31, 1997
      John F. Curley, Jr., President
      Richard G. Gilmore                                  Legg Mason
      Charles F. Haugh
      Arnold L. Lehman                                 Value Trust, Inc.
      Dr. Jill E. McGovern
      T. A. Rodgers                                   Special Investment
      Edward A. Taber, III                                Trust, Inc.

Transfer and Shareholder Servicing Agent           Total Return Trust, Inc.
      Boston Financial Data Services
      Boston, MA

Custodian                                            The Art of Investing
      State Street Bank & Trust Company
      Boston, MA                                       [LEGG MASON LOGO]

Counsel                                                      FUNDS
      Kirkpatrick & Lockhart LLP
      Washington, DC

Independent Accountants
      Coopers & Lybrand L.L.P.
      Baltimore, MD



This report is not to be distributed unless preceded or accompanied by a prospectus.

                      Legg Mason Wood Walker, Incorporated
               -------------------------------------------------
                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                         410 (bullet) 539 (bullet) 0000

LMF-002
8/97

To Our Shareholders,


   We are pleased to provide you with reports for Legg Mason Value Trust, Special Investment Trust, and Total Return Trust for the quarter and calendar year ended December 31, 1997.

   As the table below indicates, the performance of both Value Trust and Total Return Trust was very strong in 1997. The Funds earned total returns* of 37.1% and 37.5%, respectively, comfortably ahead of the 33.4% return on Standard & Poor's 500 stock composite index and the 23.8% return on the Value Line index of 1700 common stocks. In the case of Value Trust, this was the seventh consecutive year in which the Fund's investment results outpaced the strong performance of the Standard & Poor's 500 Composite Index. According to Lipper Analytical Services, Inc., the Value Trust is the only General Equity Fund to have earned this distinction. However, Bill Miller, the Fund's portfolio manager, is the first to caution shareholders that they cannot and should not expect similar results every year).

   Special Investment Trust, which invests principally in common stocks of small and mid-sized companies, earned a total return of 22.1% in 1997, close to the 22.4% return on the Russell 2000 index (an index which, like the fund, is composed of stocks of small and mid-sized companies).

                                        For the periods ended December 31, 1997:
                                             3 Month               12 Month
                                          Total Return*          Total Return*
                                          -------------          -------------
       Value Trust                           -3.6%                   +37.1%
       Total Return Trust                    +4.1%                   +37.5%
       Special Investment Trust              -4.0%                   +22.1%

       S&P 500 Composite Index               +2.9%                   +33.4%
       Value Line Index of 1700 stocks       -2.2%                   +23.8%
       Russell 2000 Index                    -3.4%                   +22.4%

   Investment results for each of the Funds over longer periods of time are shown in the "Performance Information" section of this report.

   On the following pages, Bill Miller, the portfolio manager for the Value Trust and Special Investment Trust and Nancy Dennin, the portfolio manager for the Total Return Trust, discuss the funds and the investment outlook.

                                                    Sincerely,




                                                    /s/ John F. Curley, Jr.
                                                    _______________________
                                                    John F. Curley, Jr.
                                                    President

January 30, 1998


----------
   *Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Total return percentages and other information regarding the Legg Mason funds in this letter are for the Primary Class of shares of the funds.

Portfolio Managers' Comments


Market Commentary
Fourth Quarter 1997

   In 1997, stocks rose over 33% and completed the best 3 year period in history, averaging gains of over 31% per year, besting the previous three year high which occurred from 1926-1928. The troika of up 20% years has never occurred before in the 101 year history of the Dow Jones Industrial Average, nor have we ever had 7 consecutive up years in a row. Rounding out the hat trick, stocks also posted the best 10 year stretch in history.

   Congenital pessimists or historical determinists will no doubt point to the past as prologue, noting that the 1929-1932 stretch was the worst in market history. The more spiritually inclined among those with a bearish disposition will recall the biblical seven fat years followed by seven lean years. Bears even have a friend in Herman Melville, who's epic (and today forgotten) poem Clarel sounds the following warning to those who see a benign future:

                           Nay, nay; your future's too sublime
                           The Past, the Past is half of time,
                           The proven half.

   These loomings aside, we remain reasonably optimistic about the outlook for stocks in l998. The factors that have supported equities for most of the past 15 years are still intact: falling inflation, declining interest rates, solid economic growth, high corporate profitability, and fiscal and monetary discipline. Valuations, though, largely reflect these positive factors, and we think they are unlikely to expand from the current multiple of about 20x 1998 estimated earnings. The market looks fairly valued to us given the structure of interest rates and the outlook for corporate profits.

    Put differently, the direction of stock prices will be a function of the path of profits and interest rates. There is little margin of safety at today's prices for bad news, which is why stocks are lurching around in response to the marginal items on the tape. If a company with an otherwise solid record misses a quarter, its stock gets pummeled. If the news out of Asia sounds grim, the market sells off. We see no reason why this pattern should not continue for some time.

   We think reasonable expectations for equity returns are in the 8-10% range, about in line with profits growth, but well below the 19% average annual returns earned over the past 15 years. Those abnormally high returns were fueled by low initial valuations due to the inflation of the 1970's and the early 1980's recession, coupled with an economic expansion that has had only 9 months of recession in 15 years. Bond investors likewise should see returns far below the 16% per year they earned from 1981 through the previous peak in bonds in September of 1993.

   Bond yields have recently fallen to all time lows on the 30-year treasury, surpassing the l993 price peaks. The impact of Asia's currency crisis, coupled with 1.7% inflation in the US, have fueled the strong bond market. Investors have earned 25% returns in bonds since yields peaked in the Spring following the Fed's 25 basis point tightening (100 basis points = 1%). At that time the conventional wisdom was that rates would be higher now, yet another instance of the general tendency to overemphasize the impact of short-term trends and information.

   The source of greatest consternation and uncertainty in markets now is Asia, and how that situation will develop over the next few months. The answer is nobody knows. The problem began when Thailand's currency came under pressure due to the country's high external debt and worsening economic situation brought on by over-investment in under-earning capacity. After the Thai currency peg came undone, investors quickly realized that most of the other economies of southeast Asia were likewise characterized by an asset base that was overbuilt, under-earning, and debt financed at short maturities in US dollars. The so-called Asian miracle now looks like just another debt financed investment bubble, except on a grander scale than usually encountered. MIT economist Paul Krugman, was one of the few to correctly identify the fallacy behind Asia's remarkable growth and was roundly ridiculed, even by fellow economists. In general, the economics profession consistently urges more savings and investment as the path to growth; by following this formula, Asia is now in collapse. Savings and investment only lead to growth when the rates of return on savings and investment are greater than the cost of capital. This is a notion still not well understood by economists. When the local currencies collapsed, debt that was high but not punishing at one exchange rate suddenly ballooned to crushing levels. We have only begun to see the bankruptcies and economic travail that will result as these new realities feed back into the local economies.

   The situation is quite similar to the Mexican crisis of late l994-l995. Then, the Fed began tightening in February 1994, and followed that by several more interest rate hikes in quick succession. People sold pesos for dollars as rates rose in the US, finally forcing Mexico to devalue and float the currency. (Under a fixed rate regime the government has to balance the supply and demand for currency with its own reserves. A massive move to sell the local currency depletes those reserves.) That shock threw Mexico into deep recession, and destabilized most of the economies in Latin America for the next year.

   This time, the Fed only tightened once in the Spring, but inflation has continued to fall, leading to a rise in real interest rates: a de facto continuous tightening. The collapse of gold, the sharp rise in the dollar, the fall in oil and other commodities, all are indicative of a monetary policy that is too tight. People have reacted the same way they did in l994, selling the most vulnerable currencies for dollars.

   Looking longer term, interest rates have been falling irregularly but persistently since they peaked in late l981. The last bottom in rates was l993, when long bonds yielded 5.78% and short rates were 2.6%. Subsequently, both long and short rates rose for three years. Now long rates have dropped to new lows while short rates hover over 5%. We think the next important move in short rates is down, and perhaps down to levels approaching the 1993 low.

   We believe that the Asian crisis is unlikely to resolve itself until the Fed eases, and that when monetary policy is eased, it will be the beginning of a long decline in short-term interest rates. This, of course, is unabashedly positive for equities, assuming corporate profits are still intact.

   If we are right that future rates of return will be much lower than those of the past 15 years, that inflation will stay low, and that the Asian crisis will be resolved only through Fed easing, a few implications for investment strategy follow: 1) Yield will be a much more important component of returns than it has been in the past decade or so. 2) Missing earnings estimates will become more frequent and will be punished more severely. Good companies whose prices have collapsed due to disappointments will be quite rewarding to investors who are able to value them properly. 3) Companies which can demonstrate consistent growth will see their valuations rise, no matter what their industry. Fifteen years ago people thought Coke was fully priced at a single digit multiple, given its stodgy nature and plodding growth. Now it is regarded as a quintessential growth stock at about 40x earnings. 4) Merger and acquisition activity will accelerate from today's frenetic pace since money will be cheap and growth hard to come by. Companies will buy growth if they can't generate it internally. 5) Pressure on corporate management to take steps to increase shareholder value will also be intense. We hope to take advantage of these factors over the coming year.

   All in all, we think l998 will be tougher than previous years, but with some luck, it may still prove quite rewarding.

Value Trust
Fourth Quarter 1997

   Our results for the fourth calendar quarter, as well as the one, three, and five year periods ending December 31, l997 are outlined in the table below:

                                   3 months    1 year      3 years     5 years
-------------------------------------------------------------------------------
Value Trust                         -3.62%      37.05%     167.05%     201.24%
Lipper Growth Funds                 -1.15%      25.30%      97.08%     117.56%
S&P 500 Composite Index              2.87%      33.36%     125.61%     151.62%
Dow Jones Industrial Average        -0.01%      24.91%     120.50%     170.88%

   As the table indicates, we gave back some relative to the market in the fourth quarter, but still managed to outperform the S&P 500 for the year. This is the seventh consecutive year we have bested the index. According to Lipper Analytical Services, Inc., we are the only general equity fund that has been able to beat the index in each of the past seven years.

   The market has gotten increasingly efficient as the years have gone by, and money managers have had a tougher and tougher time beating it. Their difficulties are compounded by the capitalization weighted nature of the index: bigger companies have a bigger impact on the index's results than do smaller companies. If you had owned an equal dollar amount of every company in the S&P 500, you would still have underperformed the index the past several years.

   We are increasingly asked what we do differently from other managers that might account for the results achieved over the past few years. It is easy to identify our points of departure; whether they account for our outperformance is another issue. Someone who flipped heads seven times in a row would probably believe he was in possession of a superior coin flipping process.

   Our approach consists of three main features: 1) We are investors, not speculators. We do not try to guess the direction of the market, which industries are likely to perform well, or which stocks are likely to come into favor or outperform. While most market participants are focused on outlook and trend, we are focused on value. As investors, our time horizon is much longer than other mutual fund managers. The average fund turns over 90% of its portfolio each year. Our turnover is about 10-20%, implying an average holding period of 5-10 years, versus a little over 1 year for the average mutual fund.
2) We do intensive research on our holdings and try to buy companies whose prices represent large discounts to our assessment of the intrinsic value of the business. We use an economic value approach to our analytic process, which involves going well beyond simple accounting-based measures of value such as price/earnings ratios or price to book value ratios. In addition to all the quantitative tools in the professional investor's tool kit, we focus on corporate capital allocation, competitive positioning and strategy, and spend a lot of time with company managements trying to understand industry and company dynamics. 3) We run a tightly focused portfolio, usually limiting ourselves to 35 or 40 stocks, compared to the more than 100 stocks that populate the average fund's portfolio. We pay no attention to industry or sector weightings in the popular indices, seeing no reason to own any industry or company whose long-term prospects are unattractive, just because someone has put them in the S&P 500.

   We expect to continue to invest this way whether or not our results outperform or underperform some benchmark. Since no one outperforms forever, you may be sure we will underperform for some periods, and those periods may be strung together for an uncomfortably long time, as they were in the late 1980s. We are confident the long-term results will remain satisfactory, on both a relative and an absolute basis.

   As noted above, we gave back some relative gains in the fourth quarter. Investors spooked by Asian turmoil sold banks and technology stocks, the former on fears of loan losses and spread compression due to the flattening yield curve; the latter due to fears of future earnings weakness due to diminished
Asian demand.   Banks and technology stocks have been among the strongest groups in the market and investors apparently decided to pocket profits while they still had them. We added to our positions in both groups during the quarter, believing that the problems in Asia are long-term positives for both sectors, despite the very real near-term concerns. US banks are relatively unexposed to Asian problems compared to banks in Japan and Europe. The real devastation will be among local banks, many of which will fail. Banks such as Citicorp will pick up significant market share and should be able to take advantage of new lending opportunities at wider spreads. Technology companies will benefit as excess capacity is rung out of the sector.

   We bought several new names in the quarter, most of them well known. Ford is a storehouse of value, trading at 8x earnings with lots of excess cash and assets than can be monetized. Digital Equipment in the high 30s is trading at half of what we think it's worth. It has sold off capital intensive or money losing divisions and, in our opinion, is poised to begin to grow for the first time in years. It reminds us of IBM when we bought it several years ago. Metro-Goldwyn-Mayer came public and we must have been the only buyer, considering how poorly it traded. We think it is worth $24 or so on assets, with a value that should grow at 10% a year or more. Hilton lost the takeover battle for ITT, and we decided to buy both. The latter provided a nice arbitrage into Starwood Lodging, while Hilton we found attractive in its own right. We think Hilton, currently trading in the high 20s, is worth over $40 per share.

   As always, we appreciate your support and welcome your comments.

                                                               Bill Miller, CFA


               -------------------------------------------------

Special Investment Trust
Fourth Quarter 1997

   Our results for various periods ended December 31, 1997 are listed in the table below:

                                     3 months    1 year     3 years     5 years
-------------------------------------------------------------------------------

Special Investment Trust              -4.01%     22.12%      92.46%     107.66%
Lipper Small Company Funds            -4.97%     20.75%      86.62%     116.85%
Lipper Mid Cap Funds                  -3.41%     19.63%      84.83%     105.11%
S&P 500 Composite Index                2.87%     33.36%     125.61%     151.62%
Russell 2000 Index                    -3.35%     22.36%      83.10%     113.70%

   As you can see, we underperformed slightly in the fourth quarter, and outperformed the indices of funds in the small and mid-cap area for the year. We were slightly behind the Russell 2000 index of smaller companies for 1997, ahead of it for the three years and modestly behind for five. Our five year numbers are still being impacted by our poor showing in l994, which is absent now from the three year figures.

   Our fourth quarter was heavily impacted by a sharp decline in the price of our disk drive companies, Western Digital and Quantum, whose share prices fell as the extent of the current overcapacity in drives became evident. Mego Mortgage shares fell a greater percentage in the quarter, but it is such a small holding that its impact was minimal compared to that of the drive companies.

   We think that the problems in the drive industry are part of the normal cyclical characteristics of that business, exacerbated by the situation in Asia which has led to companies such as Fujitsu dumping drives. The stocks have stabilized recently and we have been adding to positions in anticipation of a better supply/demand balance by the end of the year. If we are right about the supply/demand picture, these companies could provide exceptional rates of return over the next few years. If Western Digital can get back to its old highs over the next two years the stock would more than triple.

   We sold three names in the fourth quarter and added six. Gone are Imation, Novell, and Ultrafem. All three are companies we concluded were unlikely to achieve returns that we initially thought possible. The new companies are a disparate group. Three are real estate related, Catellus, Hospitality Properties, and Laser Mortgage. Catellus is among the largest landowners in California and is actively developing its properties, which we think will add significant value. Hospitality Properties is a REIT that focuses on hotels. It has a solid yield, and is growing its cash flow at a rate that should provide attractive returns for us. Laser Mortgage is a REIT that is more affected by the yield curve than by real estate markets. It trades at book value and has declared a dividend that annualizes to over a 10% yield.

   Hollywood Entertainment is the second largest company in the video rental business behind Blockbuster. This is a high cash on cash return business that should benefit from a slowing in new capacity as well as the impact of new technology such as DVD. Philip Services is one of the largest environmental services companies, has been growing at 20% per year, yet now trades at 10x earnings due to a variety of concerns that appear to be temporary. Finally, we bought a small position in Oxford Health, after it collapsed from $80 per share in the fourth quarter. It now trades around $16. We think it is worth $25 to $30, assuming it can surmount its current profit difficulties, which we think likely.

   We are often asked when small companies will finally begin to perform better than large companies and whether or not small and mid-size companies offer better value than their larger brethren. Large companies have significantly outperformed small companies for years; we have no idea when this might reverse. We do think that much better values are available in smaller companies than in larger ones and that will eventually be reflected in better price performance. A glimpse of that was evident in the third quarter, when small stocks, and your fund, were quite strong. The effects of the turmoil in Asia, though, led to a flight to quality, and a sell-off in smaller names in the fourth quarter. If we are right that merger and acquisition activity will be an important incremental source of return this year, and that smaller companies offer better value, that may provide some fillip to the relative returns of smaller stocks versus those in the S&P 500.

   As always, we appreciate your support and welcome your comments.


               -------------------------------------------------

                                                              Bill Miller, CFA

Total Return Trust
Fourth Quarter 1997

   As shown below, your fund had an excellent fourth quarter, and has performed exceptionally well over the one, three, and five year periods ended December 31, 1997:

                                    3 months     1 year     3 years     5 years
--------------------------------------------------------------------------------
Total Return Trust                    4.11%      37.50%     135.07%     149.08%
Lipper Growth and Income Funds        0.83%      27.14%     102.81%     125.21%
S&P 500 Composite Index               2.87%      33.36%     125.61%     151.62%
Dow Jones Industrial Average         -0.01%      24.91%     120.50%     170.88%
--------------------------------------------------------------------------------


   While we are obviously extremely pleased with these results, it is highly unlikely this type of performance can be repeated in the future. 1997 marked the third year in a row the major indices returned over 20%, a feat that has never occurred before in the 101 year history of the Dow Jones Industrial Average. Last year also marked a record seventh consecutive year the Dow industrial Average has advanced, and the more than 300% gain in the index since 1987 was the best 10 year stretch in its history.

   As 1998 begins however, these records are quickly becoming a distant memory. The major indices were down about 4% in the first week of the year, and the financial press is now discussing the worst weekly point drop for the Dow in its history. The market has sold off as investors are once again focused on the crisis in Asia, and the potential ramifications to the US (please see Market Commentary section for more detail).

   We believe trading in the first couple of weeks of the new year is indicative of what we'll see throughout the year--increased volatility--with the end result being 8-10% equity returns for the major indices, comprised of 6-8% earnings growth, plus the dividend yield.

   In this context, we expect the turnover of the Fund's holdings to slightly increase from its current 27%** rate. However, our investment philosophy has, and will, not change. We keep a tightly focused portfolio of 35-40 securities, invested in companies that we believe are selling at discounts to their intrinsic value, and we continue to set price targets for our holdings when we purchase them. As the market goes from periods of euphoria to periods of hysteria, we expect more of our holdings to hit their price targets, and more investment opportunities to emerge.

   Your Fund's results in the fourth quarter benefited from two of its electric utility holdings, both based in Illinois, as well as several of its financial holdings as shown in the "strong performers/weak performers" list elsewhere in the report. The two electric utilities, Unicom Corp. and Illinova Corp. exemplify our investment approach. Both of these stocks came under pressure in the Spring of 1997, after the Illinois legislature failed to approve a bill allowing for broad restructuring of the electric utility industry. After analyzing the situation, we believed it highly likely the legislature would approve a bill when it reconvened in the Fall. On November 14th, the Illinois House of Representatives approved a bill similar to the one that was defeated in the Spring, and the stocks responded accordingly.

   Federal National Mortgage Association ("FannieMae") is a stock we have owned since 1990. When we originally purchased FannieMae, part of our investment case was that the company's earnings would be less cyclical going forward, leading to P/E multiple expansion. At the time of our purchase, FannieMae's multiple was in the single digits. Today, the company sells for 18.5x 1998 estimated earnings, still a very reasonable multiple given its double digit growth rate. FannieMae is the only S&P 500 company to achieve eleven consecutive years of double digit earnings growth.

   John Alden, the Fund's best performer in the third quarter, was the worst performer in the fourth. The stock ran up on takeover speculation late in the third quarter. When an acquisition failed to materialize, the stock sold off. We believe there continues to be a fairly good chance the company will be acquired. However, absent a takeover, the stock is still attractive, selling at a substantial discount to the overall market. John Alden is trading at 11x 1998 estimated earnings, and only 1.1x book value. In contrast, the S&P 500 is trading at 18.8x 1998 estimated earnings.

   During the fourth quarter, we purchased two new securities, AK Steel and Fleet Financial, and sold three, Bank United, Ogden Corp. and Washington Mutual, that reached our price targets.

   AK Steel is the sixth largest integrated steelmaker in the United States.
The company is the leading manufacturer of high-strength, low-carbon flat-rolled steel products, the largest segment of the domestic steel market. The stock has declined over 30% from its 52 week high, as investors have worried about the impact of the Asian crisis on the company. We believe the bad news is already reflected in its stock price which trades at only 9.5x 1998 estimated earnings, 1.1x book value, and has a 3% yield.

   Fleet Financial has developed the largest consumer banking franchise in New England, largely through acquisitions. The company announced several additional acquisitions in 1997 that broaden its product line, including Quick & Reilly, a national discount brokerage firm, Columbia Management, an Oregon-based asset management company, and Advanta's consumer credit card operations.

   The stock is trading at almost a 20% discount to its regional bank peer group, as investors are concerned about integration risk related to its recent acquisitions. In our opinion, Fleet will be able to assimilate these acquisitions without much difficulty, and over the next 12-18 months the stock should sell at least at parity with its peers.

   As always, we greatly appreciate the support of our shareholders, and welcome any comments or questions.

                                                              Nancy Dennin, CFA

January 29, 1998
DJIA  7,973.02


----------
**December 31, 1997 annualized portfolio turnover rate.

Performance Information

Total Return for One, Five, Ten Years and Life of Funds, as of December 31, 1997

         The returns shown on these pages are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of these funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Total returns as of December 31, 1997 for each Fund, the Value Line Geometric Average ("Value Line") and the S&P 500 Stock Index are shown in the table below.

         Each Fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.

         Average annual and cumulative total returns as of December 31, 1997 were as follows:

                                                                          Special                                  S&P 500
                                                              Value     Investment  Total Return  Value Line      Composite
                                                              Trust        Trust        Trust        Index          Index
---------------------------------------------------------------------------------------------------------------------------
      Average Annual Total Return
        Primary Class:
          One Year                                            +37.05%     +22.12%      +37.50%      +23.81%        +33.36%
          Five Years                                          +24.68      +15.74       +20.02       +14.08         +20.27
          Ten Years                                           +18.96      +18.17       +16.77       +11.51         +18.05
          Life of Class--Value Trust(A)                       +19.86                                +11.48         +18.22
          Life of Class--Special Investment Trust(B)                      +14.53                     +9.50         +16.91
          Life of Class--Total Return Trust(C)                                         +13.11        +9.44         +17.30
        Navigator Class:
          One Year                                            +38.49      +23.44       +38.96       +23.81         +33.36
          Life of Class(D)                                    +39.53      +24.79       +31.92       +20.63         +30.19

      Cumulative Total Return
        Primary Class:
          One Year                                            +37.05%     +22.12%      +37.50%      +23.81%        +33.36%
          Five Years                                         +201.24     +107.66      +149.08       +93.26        +151.62
          Ten Years                                          +467.72     +430.88      +371.45      +197.37        +425.66
          Life of Class--Value Trust(A)                    +1,621.56                               +451.22      +1,286.53
          Life of Class--Special Investment Trust(B)                     +410.38                   +197.16        +551.65
          Life of Class--Total Return Trust(C)                                        +344.77      +198.04        +590.30
        Navigator Class:
          One Year                                            +38.49      +23.44       +38.96       +23.81         +33.36
          Life of Class(D)                                   +179.72      +98.14      +135.24       +78.31        +125.61

---------------------------------------------------------------------------------------------------------------------------

(A) Inception of Value Trust--April 16, 1982.
(B) Inception of Special Investment Trust--December 30, 1985.
(C) Inception of Total Return Trust--November 21, 1985.
(D) Commencement of sale of Navigator Shares for each fund--December 1, 1994.

      Value Trust

Illustration of an Assumed Investment of $10,000 made on April 16, 1982 (inception of the Value Trust Primary Class)



                   [GRAPHIC APPEARS HERE - PLOT POINTS BELOW]


                           Value of original
                           shares purchased
                          plus shares acquired   Value of shares
                          through reinvestment   acquired through
                            of capital gain      reinvestment of
                             distributions       income dividends

               4/16/82          10000                 10000
               3/31/83          16400.97              16160
               3/31/84          19425.44              18870.5
               3/31/85          24682.58              23582.98
               3/31/86          34509.72              32555.48
               3/31/87          37924.3               35503.58
               3/31/88          34729.33              32267.83
               3/31/89          41109.15              37650.23
               3/31/90          44289.55              39890.82
               3/31/91          43013.79              37701.34
               3/31/92          51413.83              44210.32
               3/31/93          59003.27              50183.93
               3/31/94          62337.34              52789.39
               3/31/95          68426.55              57816.96
               3/31/96          97226.16              82355.78
               3/31/97         129881.47             110379.07
              12/31/97         172156                147569



               -------------------------------------------------

Selected Portfolio Performance*

      Strong performers for the 4th quarter 1997
--------------------------------------------------------------------------------
      1.  MCI Communications Corporation            +45.7%
      2.  Storage Technology Corporation            +29.5%
      3.  Kroger Co.                                +22.4%
      4.  Fannie Mae                                +21.4%
      5.  Zions Bancorporation                      +21.0%
      6.  Freddie Mac                               +19.0%
      7.  America Online, Inc.                      +18.2%
      8.  Fleet Financial Group, Inc.               +14.3%
      9.  AMBAC Inc.                                +13.1%
     10.  Amgen, Inc.                               +12.9%


      * Securities held for the entire quarter.


Weak performers for the 4th quarter 1997
--------------------------------------------------------------------------------
 1.  Western Digital Corporation                -59.9%
 2.  Seagate Technology, Inc.                   -46.7%
 3.  Reebok International Ltd.                  -40.8%
 4.  Foundation Health Systems, Inc.            -30.1%
 5.  Philips Electronics N.V.                   -28.0%
 6.  Nokia Corporation ADS                      -25.4%
 7.  Compaq Computer Corporation                -24.5%
 8.  Circus Circus Enterprises, Inc.            -18.6%
 9.  MGM Grand, Inc.                            -17.0%
10.  Dell Computer Corporation                  -13.3%


Portfolio Changes

      Securities added during the 4th quarter 1997
--------------------------------------------------------------------------------
      Digital Equipment Corporation
      Ford Motor Company
      Hilton Hotels Corporation
      ITT Corporation
      Metro-Goldwyn-Mayer, Inc.

Securities sold during the 4th quarter 1997
--------------------------------------------------------------------------------
      None

      Special Investment Trust

Illustration of an Assumed Investment of $10,000 made on December 30, 1985 (inception of the Special Investment Trust Primary Class)




                   [GRAPHIC APPEARS HERE - PLOT POINTS BELOW]



                           Value of original
                           shares purchased
                          plus shares acquired   Value of shares
                          through reinvestment   acquired through
                            of capital gain      reinvestment of
                             distributions       income dividends

              12/30/85         10000                 10000
               3/31/86         11530                 11530
               3/31/87         13073                 13050.76
               3/31/88         11219.7               11106.84
               3/31/89         13125.95              12981.74
               3/31/90         15142.97              14889.53
               3/31/91         18391.89              17776.51
               3/31/92         22154.2               21249.28
               3/31/93         24481.5               23528.14
               3/31/94         29708.01              28511.3
               3/31/95         27814.8               26706.89
               3/31/96         35733.08              34291
               3/31/97         39870.52              38344.53
              12/31/97         51038                 49183



               -------------------------------------------------


Selected Portfolio Performance*


      Strong performers for the 4th quarter 1997
--------------------------------------------------------------------------------
      1.  NETCOM On-Line
            Communication Services, Inc.            +97.9%
      2.  MacFrugal's Bargains
            (bullet) Close-Outs Inc.                +34.8%
      3.  Storage Technology Corporation            +29.5%
      4.  HSN, Inc.                                 +26.8%
      5.  Northeast Utilities System                +22.7%
      6.  America Online, Inc.                      +18.2%
      7.  Hollywood Park, Inc.                      +16.2%
      8.  PennCorp Financial Group, Inc.            +15.1%
      9.  CMAC Investment Corporation               +12.6%
     10.  Danaher Corporation                        +8.8%


      * Securities held for the entire quarter.


Weak performers for the 4th quarter 1997
--------------------------------------------------------------------------------
 1.  Mego Mortgage Corporation                  -69.9%
 2.  Western Digital Corporation                -59.9%
 3.  Madge Networks N.V.                        -48.3%
 4.  Quantum Corporation                        -47.6%
 5.  Shoney's, Inc.                             -35.4%
 6.  Salant Corporation                         -33.3%
 7.  Magellan Health Services, Inc.             -32.3%
 8.  Players International, Inc.                -28.2%
 9.  Bell & Howell Company                      -25.4%
10.  InaCom Corp.                               -24.5%



Portfolio Changes

      Securities added during the 4th quarter 1997
--------------------------------------------------------------------------------
      Catellus Development Corporation
      Hollywood Entertainment Corp.
      Hospitality Properties Trust
      LASER Mortgage Management, Inc.
      Oxford Health Plans, Inc.
      Philip Services Corp.



Securities sold during the 4th quarter 1997
--------------------------------------------------------------------------------
Imation Corporation
Novell Inc.
Ultrafem, Inc.

      Total Return Trust

Illustration of an Assumed Investment of $10,000 made on November 21, 1985 (inception of the Total Return Trust Primary Class)




                   [GRAPHIC APPEARS HERE - PLOT POINTS BELOW]



                           Value of original
                           shares purchased
                          plus shares acquired   Value of shares
                          through reinvestment   acquired through
                            of capital gain      reinvestment of
                             distributions       income dividends

              11/21/85         10000                 10000
               3/31/86         10780                 10780
               3/31/87         11884.09              11673.03
               3/31/88         10675                 10295.43
               3/31/89         12293                 11689.85
               3/31/90         12720.53              11874.31
               3/31/91         12714.62              11498.61
               3/31/92         15714.56              13884.21
               3/31/93         18839.3               16234.03
               3/31/94         19701.15              16637.21
               3/31/95         19916.82              16637.21
               3/31/96         26535.98              21341.73
               3/31/97         32992.2               26102.28
              12/31/97         44477                 35424



               -------------------------------------------------




Selected Portfolio Performance*

      Strong performers for the 4th quarter 1997
--------------------------------------------------------------------------------
       1.  Unicom Corporation                        +31.6%
       2.  Illinova Corporation                      +24.9%
       3.  Union Planters Corporation                +21.6%
       4.  Fannie Mae                                +21.4%
       5.  UST, Inc.                                 +20.9%
       6.  Masco Corporation                         +11.1%
       7.  IPC Holdings Limited                       +9.1%
       8.  RJR Nabisco Holdings Corp.                 +9.1%
       9.  Enhance Financial Services
             Group, Inc.                              +8.7%
      10.  Telefonos de Mexico S.A. ADR               +8.3%


      * Securities held for the entire quarter.


Weak performers for the 4th quarter 1997
--------------------------------------------------------------------------------
 1.  John Alden Financial Corporation           -22.6%
 2.  Kmart Corporation, 7.75%, Cv Pfd.          -11.8%
 3.  American Financial Group Inc.               -9.4%
 4.  Dynex Capital, Inc.                         -7.4%
 5.  Chase Manhattan Corporation                 -7.2%
 6.  Northrop Grumman Corporation                -5.3%
 7.  Chrysler Corporation                        -4.4%
 8.  General Motors Corporation                  -4.2%
 9.  Mid-America Apartment
       Communities, Inc.                         -3.8%
10.  Lloyds TSB Group plc                        -3.1%


Portfolio Changes

      Securities added during the 4th quarter 1997
--------------------------------------------------------------------------------
      AK Steel Holding Corporation
      Fleet Financial Group, Inc.


      * Securities held for the entire quarter.



Securities sold during the 4th quarter 1997
--------------------------------------------------------------------------------
Bank United Corp.
Ogden Corporation
Washington Mutual, Inc.

Portfolio of Investments
December 31, 1997  (Unaudited)
(Amounts in Thousands)


Legg Mason Value Trust, Inc.

                                                      Shares/Par    Value
------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 90.5%
      Aerospace/Defense -- 0.1%
      Raytheon Company                                     77    $    3,774
                                                                 ----------
      Automotive -- 4.5%
      Chrysler Corporation                              2,000        70,375
      Ford Motor Company                                  550        26,778
      General Motors Corporation                        1,200        72,750
                                                                 ----------
                                                                    169,903
                                                                 ----------
      Banking -- 15.6%
      BankAmerica Corporation                             800        58,400
      BankBoston Corporation                              850        79,847
      Chase Manhattan Corporation                       1,200       131,400
      Citicorp                                            850       107,472
      Fleet Financial Group, Inc.                         669        50,144
      Lloyds TSB Group plc                              7,907       102,872
      Zions Bancorporation                              1,403        63,652
                                                                 ----------
                                                                    593,787
                                                                 ----------
      Computer Services and Systems -- 20.2%
      Compaq Computer Corporation                       1,775       100,177
      Dell Computer Corporation                         2,650       222,600(A)
      Digital Equipment Corporation                     1,625        60,125(A)
      International Business Machines Corporation       1,350       141,159
      Seagate Technology, Inc.                          2,000        38,500(A)
      Storage Technology Corporation                    2,343       145,144(A)
      Western Digital Corporation                       3,875        62,242(A)
                                                                 ----------
                                                                    769,947
                                                                 ----------
      Electrical Equipment -- 1.5%
      Philips Electronics N.V.                            975        58,988
                                                                 ----------

      Entertainment -- 4.2%
      Circus Circus Enterprises, Inc.                   5,100       104,550(A)
      MGM Grand, Inc.                                   1,551        55,933(A)
                                                                 ----------
                                                                    160,483
                                                                 ----------
      Finance -- 12.4%
      American Express Company                            150        13,388
      Fannie Mae                                        3,200       182,600
      Freddie Mac                                       2,000        83,875
      MBNA Corporation                                  4,245       115,953
      The Bear Stearns Companies, Inc.                  1,654        78,553
                                                                 ----------
                                                                    474,369
                                                                 ----------

Legg Mason Value Trust, Inc.--Continued


                                                      Shares/Par    Value
------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 4.9%
      PepsiCo, Inc.                                       850      $ 30,972
      Philip Morris Companies, Inc.                     1,550        70,234
      RJR Nabisco Holdings Corp.                        2,300        86,250
                                                                 ----------
                                                                    187,456
                                                                 ----------
      Food Merchandising -- 2.3%
      Kroger Co.                                        2,400        88,650(A)
                                                                 ----------

      Footwear -- 0.5%
      Reebok International Ltd.                           675        19,448(A)
                                                                 ----------

      Health Care -- 2.6%
      Columbia/HCA Healthcare Corporation               1,400        41,475
      Foundation Health Systems, Inc.                   2,550        57,056(A)
                                                                 ----------
                                                                     98,531
                                                                 ----------

      Hotels & Motels -- 2.2%
      Hilton Hotels Corporation                         2,310        68,723
      ITT Corporation                                     200        16,575(A)
                                                                 ----------
                                                                     85,298
                                                                 ----------

      Insurance -- 2.5%
      AMBAC Inc.                                          766        35,236
      Conseco Inc.                                        575        26,127
      MBIA, Inc.                                          510        34,074
                                                                 ----------
                                                                     95,437
                                                                 ----------
      Manufacturing -- 2.0%
      Danaher Corporation                               1,200        75,750
                                                                 ----------

      Media -- 4.7%
      America Online, Inc.                              2,013       179,490(A)
                                                                 ----------

      Motion Pictures &Services -- 0.6%
      Metro-Goldwyn-Mayer, Inc.                         1,200        24,000(A)
                                                                 ----------

      Multi-Industry -- 0.6%
      Coltec Industries Inc.                              967        22,413(A)
                                                                 ----------

      Pharmaceuticals -- 2.5%
      Amgen Inc.                                        1,475        79,834(A)
      Warner-Lambert Company                              115        14,260
                                                                 ----------
                                                                     94,094
                                                                 ----------

                                                      Shares/Par    Value
------------------------------------------------------------------------------
      Savings and Loan -- 1.0%
      Washington Mutual, Inc.                             600    $   38,288
                                                                 ----------
      Telecommunications -- 5.6%
      MCI Communications Corporation                    2,000        85,625
      Nokia Corporation ADS                               700        49,000
      Telefonos de Mexico S.A. ADR                      1,425        79,889
                                                                 ----------
                                                                    214,514
                                                                 ----------
      Total Common Stocks and Equity Interests
         (Identified Cost -- $1,797,826)                          3,454,620
---------------------------------------------------------------------------
U.S. Government Obligations -- 1.4%
      United States Treasury Notes, 8.125%, 2/15/98   $   230           231
      United States Treasury Bonds, 6.625%, 2/15/27    50,000        54,281
                                                                 ----------
      Total U.S. Government Obligations
         (Identified Cost -- $50,862)                                54,512
---------------------------------------------------------------------------
Repurchase Agreements -- 7.8%
      Prudential Securities, Inc.
        6.75, dated 12/31/97, to be repurchased
        at $245,475 on 1/2/98 (Collateral: $101,683
        Freddie Mac, Mortgage-backed securities,
        6.50%-11%, due 7/1/19-12/1/27, value $105,621;
        $48,396 Fannie Mae, Mortgage-backed
        securities, 6.50%-9.50%, due 12/1/04-12/1/26,
        value $49,614; and $94,835 Government National
        Mortgage Association, Mortgage-backed
        securities, 7%-9%, due 12/15/21-11/15/27,
        value $98,226)                                245,383       245,383
      J.P. Morgan Securities, Inc.
        6%, dated 12/31/97, to be repurchased
        at $53,619 on 1/2/98 (Collateral: $53,147
        United States Treasury Notes, 6.25%,
        due 7/31/98, value $54,736)                    53,602        53,602

      Total Repurchase Agreements
        (Identified Cost -- $298,985)                               298,985
---------------------------------------------------------------------------
      Total Investments -- 99.7%
        (Identified Cost -- $2,147,673)                           3,808,117
      Other Assets Less Liabilities -- 0.3%                          11,889
                                                                 ----------

      Net assets -- 100.0%                                       $3,820,006
                                                                 ----------

      Net asset value per share:

        Primary Class                                                $42.74
                                                                     ======

        Navigator Class                                              $43.04
                                                                     ======
------------------------------------------------------------------------------
(A) Non-income producing

Portfolio of Investments
December 31, 1997  (Unaudited)
(Amounts in Thousands)


Legg Mason Special Investment Trust, Inc.


                                                      Shares/Par    Value
------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 96.9%
      Advertising -- 4.1%
      WPP Group plc                                    13,250    $   58,978
                                                                 ----------
      Apparel -- 0.1%
      Salant Corporation                                  450           788(A)
                                                                 ----------

      Banking -- 2.4%
      Peoples Heritage Financial Group, Inc.              750        34,500
                                                                 ----------

      Biotechnology -- 0.7%
      Cell Genesys, Inc.                                1,097         9,324(A)
                                                                 ----------

      Computer Services and Systems -- 18.8%
      Bell & Howell Company                               975        23,583(A)
      Gateway 2000, Inc.                                1,800        58,725(A)
      InaCom Corp.                                      1,000        28,062(A,B)
      Madge Networks N.V.                               2,436         9,440(A,B)
      NETCOM On-Line Communication Services, Inc.       1,100        26,400(A,B)
      Quantum Corporation                               1,800        36,112(A)
      Storage Technology Corporation                    1,000        61,938(A)
      Western Digital Corporation                       1,500        24,094(A)
                                                                 ----------
                                                                    268,354
                                                                 ----------
      Energy -- 5.8%
      Calenergy Company, Inc.                             790        22,713(A)
      Northeast Utilities System                        3,000        35,438
      Philip Services Corp.                             1,653        23,760(A)
                                                                 ----------
                                                                     81,911
                                                                 ----------
      Entertainment -- 10.3%
      Circus Circus Enterprises, Inc.                   2,000        41,000(A)
      Hollywood Entertainment Corp.                     3,216        34,165(A,B)
      Hollywood Park, Inc.                              2,338        51,425(A,B)
      Mirage Resorts, Incorporated                        548        12,462(A)
      Players International, Inc.                       2,485         7,921(A,B)
                                                                 ----------
                                                                    146,973
                                                                 ----------
      Finance -- 7.8%
      Amerin Corporation                                1,655        46,340(A,B)
      Mego Financial Corporation                          643         2,975(A,C)
      The Bear Stearns Companies, Inc.                    551        26,184
      United Asset Management Corporation               1,425        34,823
                                                                 ----------
                                                                    110,322
                                                                 ----------

                                                      Shares/Par    Value
------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 2.4%
      Cott Corporation Quebec                           4,100    $   34,594(B)
                                                                 ----------

      Health Care -- 5.1%
      Magellan Health Services, Inc.                      950        20,425(A)
      Oxford Health Plans, Inc.                           375         5,836(A)
      Sun Healthcare Group Inc.                         1,725        33,422(A)
      Sunrise Medical, Inc.                               822        12,694(A)
                                                                 ----------
                                                                     72,377
                                                                 ----------
Insurance -- 14.7%
      CMAC Investment Corporation                         700        42,263
      Enhance Financial Services Group, Inc.              555        33,023
      John Alden Financial Corporation                  1,361        32,674
      Orion Capital Corporation                         1,180        54,796
      PennCorp Financial Group, Inc.                    1,300        46,394
                                                                 ----------
                                                                    209,150
                                                                 ----------
Manufacturing -- 2.1%
      Briggs & Stratton Corporation                       340        16,521
      Danaher Corporation                                 216        13,635
                                                                 ----------
                                                                     30,156
                                                                 ----------
      Media -- 8.8%
      America Online, Inc.                              1,400       124,863(A)
                                                                 ----------
      Miscellaneous -- 0.1%
      Olsen & Associates AG                               300         2,053(A,C)
                                                                 ----------

Real Estate -- 4.4%
      Catellus Development Corporation                    475         9,500(A)
      Dynex Capital, Inc.                               1,473        19,604
      Hospitality Properties Trust                        316        10,385
      LASER Mortgage Management, Inc.                   1,500        21,750(B)
      Mego Mortgage Corporation                           306         1,244
                                                                 ----------
                                                                     62,483
                                                                 ----------

      Restaurants -- 0.5%
      Shoney's, Inc.                                    2,050         6,534(A)
                                                                 ----------

Savings and Loan  -- 2.2%
      Washington Mutual, Inc.                             500        31,906
                                                                 ----------

Legg Mason Special Investment Trust, Inc.--Continued


                                                      Shares/Par    Value
------------------------------------------------------------------------------
Speciality Retail -- 6.6%
      HSN, Inc.                                         1,380    $   71,070(A)
      MacFrugal's Bargains (bullet) Close-outs Inc.       565        23,236(A)
                                                                 ----------
                                                                     94,306
                                                                 ----------
      Total Common Stocks and Equity Interests
        (Identified Cost -- $899,586)                             1,379,572
---------------------------------------------------------------------------
Repurchase Agreement -- 2.9%
      J.P. Morgan Securities, Inc.
        6%, dated 12/31/97, to be repurchased
        at $41,705 on 1/2/98 (Collateral: $32,807
        United States Treasury Bonds,
        13.375%, due 8/15/2001, value $42,649)
        (Identified Cost -- $41,691)                  $41,691        41,691
---------------------------------------------------------------------------
      Total Investments -- 99.8%
        (Identified Cost -- $941,277)                             1,421,263
      Other Assets Less Liabilities -- 0.2%                           2,523
                                                                 ----------

      Net assets -- 100.0%                                       $1,423,786
                                                                 ----------

      Net asset value per share:

        Primary Class                                                $32.27
                                                                     ======

        Navigator Class                                              $33.17
                                                                     ======

------------------------------------------------------------------------------
(A) Non-income producing
(B) Affiliated Companies--As defined in the Investment Company Act of 1940 an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At December 31, 1997, the total market value of Affiliated Companies was $260,097 and the identified cost was $242,063.
(C) Private placement

Portfolio of Investments
December 31, 1997  (Unaudited)
(Amounts in Thousands)


Legg Mason Total Return Trust, Inc.


                                                      Shares/Par      Value
--------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 88.7%
      Aerospace/Defense -- 2.2%
      Raytheon Company                                     15      $      723
      Northrop Grumman Corporation                        110          12,650
                                                                   ----------
                                                                       13,373
                                                                   ----------
      Automotive -- 7.3%
      Chrysler Corporation                                450          15,834
      Ford Motor Company                                  315          15,337
      General Motors Corporation                          230          13,944
                                                                   ----------
                                                                       45,115
                                                                   ----------
      Banking -- 14.9%
      BankAmerica Corporation                             175          12,775
      Chase Manhattan Corporation                         160          17,520
      Fleet Financial Group, Inc.                         180          13,489
      Lloyds TSB Group plc                              2,194          28,539
      Union Planters Corporation                          290          19,702
                                                                   ----------
                                                                       92,025
                                                                   ----------
      Chemicals -- 4.2%
      Hercules, Inc.                                      230          11,514
      Olin Corporation                                    310          14,545
                                                                   ----------
                                                                       26,059
                                                                   ----------
      Computer Services and Systems --4.9%
      International Business Machines Corporation         290          30,323
                                                                   ----------

      Construction Materials -- 1.4%
      Masco Corporation                                   165           8,394
                                                                   ----------

      Consumer Products -- 2.7%
      Tupperware Corporation                              600          16,725
                                                                   ----------

      Electric Utilities -- 4.2%
      Illinova Corporation                                745          20,068
      Unicom Corporation                                  200           6,150
                                                                   ----------
                                                                       26,218
                                                                   ----------
      Energy -- 2.2%

      Edison International                                500          13,594
                                                                   ----------

      Finance --5.1%
      Fannie Mae                                          222          12,668
      The Bear Stearns Companies, Inc.                    397          18,845
                                                                   ----------
                                                                       31,513
                                                                   ----------

Legg Mason Total Return Trust, Inc.--Continued


                                                      Shares/Par      Value
--------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 6.0%
      RJR Nabisco Holdings Corp.                          445      $   16,687
      UST, Inc.                                           550          20,316
                                                                   ----------
                                                                       37,003
                                                                   ----------
      Insurance -- 12.0%
      American Financial Group Inc.                       420          16,931
      Enhance Financial Services Group, Inc.              305          18,165
      IPC Holdings Limited                                463          14,903
      John Alden Financial Corporation                    415           9,960
      LaSalle Re Holdings Ltd.                            404          14,301
                                                                   ----------
                                                                       74,260
                                                                   ----------
      Real Estate -- 14.4%
      Dynex Capital, Inc.                                 800          10,655
      Mid-America Apartment Communities, Inc.             445          12,705
      National Golf Properties, Inc.                      426          13,978
      Nationwide Health Properties, Inc.                  600          15,300
      Regency Realty Corporation                          423          11,712
      Tanger Factory Outlet Centers, Inc.                 423          12,925(A)
      Walden Residential Properties, Inc.                 450          11,475
                                                                   ----------
                                                                       88,750
                                                                   ----------
      Retail Sales -- 2.1%
      J.C. Penney Company, Inc.                           210          12,666
                                                                   ----------

      Savings and Loan -- 2.3%
      Washington Federal, Inc.                            442          13,899
                                                                   ----------

      Steel Products -- 1.0%

      AK Steel Holding Corporation                        342           6,054
                                                                   ----------
      Telecommunications -- 1.8%
      Telefonos de Mexico S.A. ADR                        200          11,213
                                                                   ----------
      Total Common Stocks and Equity Interests
        (Identified Cost--$362,805)                                   547,184
-----------------------------------------------------------------------------
Preferred Shares -- 0.5%
      Kmart Corporation,  7.75%, Cv.
        (Identified Cost--$2,706)                          57           2,963
-----------------------------------------------------------------------------
U.S. Government Obligations -- 3.6%
      United States Treasury Bonds, 6%, 2/15/26
        (Identified Cost--$19,121)                    $22,000          21,973
-----------------------------------------------------------------------------

                                                      Shares/Par      Value
--------------------------------------------------------------------------------
Repurchase Agreement -- 6.7%
      J.P. Morgan Securities, Inc.
        6%, dated 12/31/97, to be repurchased
        at $41,294 on 1/2/98 (Collateral: $40,930
        United States Treasury Notes, 6.25%,
        due 7/31/98, value $42,153)
        (Identified Cost--$41,281)                    $41,281      $   41,281
-----------------------------------------------------------------------------
      Total Investments -- 99.5%
        (Identified Cost--$425,913)                                   613,401
      Other Assets Less Liabilities -- 0.5%                             3,230
                                                                   ----------

      Net assets --100.0%                                          $  616,631
                                                                   ----------

      Net asset value per share:

        Primary Class                                                  $23.31
                                                                       ======

        Navigator Class                                                $23.48
                                                                       ======
--------------------------------------------------------------------------------
(A) Affiliated Companies--As defined in the Investment Company Act of 1940 an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At December 31, 1997, the total market value of Affiliated Companies was $12,925 and the identified cost was $11,294.

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